UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 23, 2023

Proterra Inc
(Exact name of registrant as specified in its charter)

Delaware	001-39546	90-2099565
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1815 Rollins Road
Burlingame, California 94010
(Address of registrant’s principal executive offices, and zip code)
(864) 438-0000
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PTRA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 23, 2023, Proterra Inc (the “Company”) held its 2023 Annual Meeting of Stockholders virtually via audio webcast (the “Annual Meeting”). At the Annual Meeting, as described below under Item 5.07, the stockholders of the Company approved an amendment to the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the total number of authorized shares of the Company’s Common Stock from 500,000,000 shares to 1,000,000,000 shares (the “Amendment”). The Amendment became effective upon the Company’s filing of a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of Delaware on June 27, 2023 (the “Certificate of Amendment”). The foregoing description of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.
Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on five proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 22, 2023. There were 172,681,435 shares of common stock present at the Annual Meeting, which constituted a quorum for the transaction of business.

At the Annual Meeting, the Company’s stockholders voted on the following proposals:

1.To elect Jan R. Hauser, Gareth T. Joyce and Michael D. Smith as Class II directors to serve until the 2026 Annual Meeting of Stockholders;
2.Advisory vote on the compensation of our named executive officers;
3.Ratification of appointment of independent registered public accounting firm;
4.Approval of the issuance by us of shares of our Common Stock (or securities convertible into or exercisable for common stock), in settlement of the potential future conversion in full of the aggregate principal amount of, plus accrued and unpaid interest on, our convertible notes in accordance with the applicable rules of the Nasdaq Stock Market; and
5.Amendment of our Certificate of Incorporation to increase the total number of authorized shares of our Common Stock from 500,000,000 shares to 1,000,000,000 shares.
The final results for each of these proposals are as follows:

Proposal 1: Election of Directors.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jan R. Hauser	130,910,575	10,910,999	30,859,861
Gareth T. Joyce	139,571,895	2,249,679	30,859,861
Michael D. Smith	138,521,817	3,299,757	30,859,861

Jan R. Hauser, Gareth T. Joyce and Michael D. Smith were elected as Class II directors to serve until the 2026 Annual Meeting of Stockholders.

Proposal 2: Advisory vote on the compensation of our named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
125,036,246	14,770,426	2,014,902	30,859,861

The stockholders approved, on an advisory basis, the compensation of our named executive officers.

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm.

Votes For	Votes Against	Abstentions	Broker Non-Votes
171,065,457	1,264,945	351,033	0

The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. There were no broker non-votes on this matter.

Proposal 4: Issuance of Shares.

Votes For	Votes Against	Abstentions	Broker Non-Votes
139,561,053	2,088,389	172,132	30,859,861

The stockholders approved the issuance by the Company of shares of its Common Stock (or securities convertible into or exercisable for common stock), in settlement of the potential future conversion in full of the aggregate principal amount of, plus accrued and unpaid interest on, the Company’s convertible notes in accordance with the applicable rules of the Nasdaq Stock Market.

Proposal 5: Amendment of Certificate of Incorporation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
138,984,585	2,688,933	148,056	30,859,861

The stockholders approved an amendment to the Company’s Certificate of Incorporation to increase the total number of authorized shares of our Common Stock from 500,000,000 shares to 1,000,000,000 shares.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit Description
3.1	Certificate of Amendment to the Company’s Certificate of Incorporation, dated June 27, 2023.
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2023

PROTERRA INC

By:	/s/ Gareth T. Joyce
Name:	Gareth T. Joyce
Title:	President and Chief Executive Officer